UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

--------------------------------------------------------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 26, 2006
                                                        ------------------------

                        THE REYNOLDS AND REYNOLDS COMPANY
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          OHIO                        1-10147                  31-04211
----------------------------    ------------------------     --------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)     (IRS EMPLOYER
      OF INCORPORATION)                                      IDENTIFICATION
                                                                NUMBER)

              ONE REYNOLDS WAY DAYTON, OHIO                        45430
------------------------------------------------------------   -----------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (937) 485-2000
                                                   -----------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

            On October 26, 2006, The Reynolds and Reynolds Company issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (a) Not applicable.

            (b) Not applicable.

            (c) Not applicable.

            (d) Exhibits.


EXHIBIT NO.              DESCRIPTION

99.1                     Press Release

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 26, 2006                  The Reynolds and Reynolds Company


                                          By:    /s/ Joyce Murty
                                                 -------------------------------
                                          Name:  Joyce Murty
                                          Title: Assistant General Counsel
                                                 and Director of Corporate
                                                 Ethics and Compliance

                                  EXHIBIT INDEX



EXHIBIT NO.              DESCRIPTION

99.1                     Press Release